UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2012

Semi-Annual Report

Western Asset Global High Income Fund Inc.
(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global High Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flows	30

Financial highlights	31

Notes to financial statements	32

Board approval of management and subadvisory agreements	51

Additional shareholder information	58

Dividend reinvestment plan	59

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global High Income Fund Inc. for the six-month reporting period ended November 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 50.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

Western Asset Global High Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended November 30, 2012, it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy slowed in the second quarter, as GDP growth was a tepid 1.3%, before accelerating to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment continued to be elevated. Looking back, unemployment, as reported by the U.S. Department of Labor, was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher to 8.2% in May and 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012.

IV	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In June 2012, the Fed announced that it would extend its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rateiv in a historically low range between zero and 0.25% until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold”...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) cut interest rates to 0.75% in July 2012, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2012?

A. Overall, short-term Treasury yields edged lower, while long-term Treasury yields rose during the reporting period. When the period began, two- and ten-year Treasury yields were 0.27% and 1.59%, respectively. Two-year Treasury yields rose as high as 0.33% in late June and hit a trough of 0.22% on several occasions during the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Ten-year Treasuries peaked at 1.88% in mid-September due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on November 30, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.62%.

Western Asset Global High Income Fund Inc.	V

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including periodic fears of contagion from the European sovereign debt crisis and mixed economic data in the U.S. However, overall the spread sectors performed well given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended November 30, 2012, the Barclays U.S. Aggregate Indexv returned 1.99%.

Q. How did the high-yield market perform over the six months ended November 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield – 2% Issuer Cap Indexvi, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 8.54% for the six months ended November 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After falling sharply in May 2012, prior to the beginning of the reporting period, the asset class rallied sharply during the six months ended November 30, 2012. The asset class moved higher during every month of the period given overall solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 13.20% over the six months ended November 30, 2012.

Performance review

For the six months ended November 30, 2012, Western Asset Global High Income Fund Inc. returned 12.20% based on its net asset value (“NAV”)viii and 11.93% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield – 2% Issuer Cap Index and the EMBI Global, returned 1.99%, 8.54% and 13.20%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageix returned 10.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.58 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$13.76 (NAV)	12.20%†
$13.77 (Market Price)	11.93%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

VI	Western Asset Global High Income Fund Inc.

Investment commentary (cont’d)

†             Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡            Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

December 28, 2012

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global High Income Fund Inc.	VII

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii             The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii          Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix                Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 39 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and May 31, 2012 and does not include derivatives such as futures contracts, forward foreign currency contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡            Represents less than 0.1%.

2	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2012

Total Spread Duration

EHI                                           — 5.58 years

Benchmark   — 4.93 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—	Asset Backed Securities
Benchmark	—	1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2012

Total Effective Duration

EHI                                           — 6.15 years

Benchmark   — 5.57 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. High Yield — 2% Issuer Cap Index
EHI	—	Western Asset Global High Income Fund Inc.
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

4	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 93.1%
Consumer Discretionary — 15.4%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$387,600
Europcar Groupe SA	11.500%	5/15/17	200,000	EUR	258,809	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,135,950	(a)
Total Auto Components					1,782,359
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,520,000		1,681,500	(b)
Escrow GCB General Motors	—	—	300,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	3,500,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		327,700	(a)
Total Automobiles					2,009,200
Diversified Consumer Services — 0.7%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		553,500	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		221,538	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		513,600	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	390,000		398,775
ServiceMaster Co., Senior Notes	7.000%	8/15/20	1,180,000		1,160,825	(a)
Total Diversified Consumer Services					2,848,238
Hotels, Restaurants & Leisure — 4.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	640,000		668,800	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	690,051		618,044	(a)(c)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		415,125	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	700,000		693,000	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,790,000		1,382,775
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,550
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,381,600	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		848,925	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	750,000		753,750	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		447,670	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		766,500	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,104,493		$1,187,330	(a)(f)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,621,375
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		809,600	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	720,000		766,800	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	670,000		694,288	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		533,188
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,251,337
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,360,000		1,298,800	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,962,487
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		832,200	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	195,000		210,113	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,118,150
Total Hotels, Restaurants & Leisure					20,270,407
Household Durables — 0.1%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	650,000		663,000	(a)
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		841,425	(b)
Media — 6.7%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		311,750
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	870,000		943,950	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,508,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		290,550
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	420,000		458,850
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,100,000		918,500	(a)(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	560,000		565,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		250,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	520,000		512,200

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		$67,900
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,732,500	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,282,500	(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	910,000		978,250
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,696,646	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	660,000		622,050	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,902,055	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		555,600
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,057,575	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	941,956	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	290,361	(a)
Time Warner Inc.	6.500%	11/15/36	160,000		201,798	(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	309,450	(a)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,594,740	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	250,000		258,750	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		869,400	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		707,850	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	530,000		537,950	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		370,837	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,702,909	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,080,036	(a)
Total Media					28,521,213
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	140,000		139,475
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	430,000		414,950	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	740,000		732,600	(b)
Total Multiline Retail					1,287,025
Specialty Retail — 1.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		732,375	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,219,227	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,999,398
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		950,175
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		670,950	(a)(b)
Total Specialty Retail					6,572,125

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		$697,125	(a)(b)
Total Consumer Discretionary					65,492,117
Consumer Staples — 2.1%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,570,000		1,685,787	(a)(b)
Food Products — 1.1%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,607,758	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	909,817	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	699,859	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		363,800	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,035,450	(a)
Total Food Products					4,616,684
Household Products — 0.1%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	220,000		228,800	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	350,000		367,500	(a)
Total Household Products					596,300
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		516,000	(a)(b)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	110,000		124,025
Total Personal Products					640,025
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,310,000		1,364,038	(b)
Total Consumer Staples					8,902,834
Energy — 17.5%
Energy Equipment & Services — 1.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		450,450	(b)
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	680,000		695,300	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		519,400	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,375,000		1,467,813	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		770,400	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000		601,350	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000		871,650
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		394,513	(b)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	406,000		447,615
Total Energy Equipment & Services					6,218,491
Oil, Gas & Consumable Fuels — 16.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		62,989
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		360,210	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000		1,055,600	(b)

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000		$394,875	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000		292,600	(a)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000		627,850	(b)
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000		227,325
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.625%	8/1/20	400,000		436,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000		632,400
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		187,039	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		248,400	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000		640,500	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		847,275	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	482,949		370,663	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000		1,291,500	(a)(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		338,956	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,048,524		1,184,832	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,460,500	(b)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000		1,063,268	(b)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,484,671	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		101,381
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000		671,038	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		1,110,734	(h)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	690,000	EUR	953,466	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	460,000		437,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000		926,550	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	490,000		508,375	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000		315,375	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000		2,745,362	(a)(b)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000		1,191,184	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		420,596	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000		843,150
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000		1,751,959	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		1,143,705	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	480,000	$494,400	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000	536,550	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000	240,350	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	679,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	965,288	(a)
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	300,000	303,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	410,000	161,950	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000	688,800	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	663,812	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	909,714	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	583,000	486,805	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	318,970	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,123,200	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	4,301,490	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	463,132	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	2,073,010	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000	901,360	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000	2,829,937	(b)
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	1,220,000	1,345,050	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,139,750	(b)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,159,275	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000	2,875,726	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000	675,223	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	90,000	97,875
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000	625,219	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000	576,800	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000	1,168,700	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,005,000	1,999,987	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000	508,300	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000	1,268,820	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	1,010,355	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,700,000	1,806,250	(a)(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000	282,825

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	560,000		$585,200
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		515,100	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		310,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000		983,475	(b)
TNK-BP Finance SA	6.625%	3/20/17	300,000		340,944	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	140,000		162,112	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,227,271	(a)(b)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	750,000		753,750
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		663,969	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,330,000		724,850	(a)
Total Oil, Gas & Consumable Fuels					68,275,422
Total Energy					74,493,913
Financials — 11.0%
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		385,932	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,797,566	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,790,648	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		469,660	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		547,975	(b)
Total Capital Markets					5,991,781
Commercial Banks — 1.9%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,761,053	(a)(b)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	390,000		397,225
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		510,212	(a)(b)(h)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,589,603	(a)(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		463,450	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	782,000		807,766	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		616,425	(a)
Total Commercial Banks					8,145,734
Consumer Finance — 1.6%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,330,000
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,495,175	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		332,623	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,288,655
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,154,830	(b)
Total Consumer Finance					6,601,283

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	11

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 4.3%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		$568,438	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,894,853	(b)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,586,000		1,764,425	(b)
Boats Investments (Netherlands) BV, Secured Notes	7.722%	12/15/15	1,448,761	EUR	536,993	(f)(h)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,679,414	(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		775,362	(b)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,375,509	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		525,179
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,860,975
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,951,503
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	920,000		957,950	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	280,000		284,200	(a)(f)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		784,400
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		535,000	(a)(b)(h)
Total Diversified Financial Services					18,494,201
Insurance — 1.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		5,215,212	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	3/31/13	240,000		230,266	(h)(i)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		546,350	(a)
Total Insurance					5,991,828
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,685,891	(a)(b)
Total Financials					46,910,718
Health Care — 5.0%
Health Care Equipment & Supplies — 0.4%
Hologic Inc., Senior Notes	6.250%	8/1/20	380,000		405,650	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	855,242	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	534,527	(a)
Total Health Care Equipment & Supplies					1,795,419
Health Care Providers & Services — 3.8%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,030,000		1,241,150
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		711,875	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	530,000		622,750	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,071,875	(b)

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,520,000		$2,457,000
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,237,661	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	440,000		443,300	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		532,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,387,750	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		127,325	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,634,875	(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,485,046	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	280,000		284,200	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	210,000		208,950	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		246,175	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,082,250	(b)
US Oncology Inc. Escrow	—	—	150,000		3,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	360,000		375,750	(b)
Total Health Care Providers & Services					16,153,432
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,126,661	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	250,000	EUR	331,640	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	540,000		575,100	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	300,000		320,250	(a)
Total Pharmaceuticals					3,353,651
Total Health Care					21,302,502
Industrials — 12.6%
Aerospace & Defense — 1.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		587,125	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,450,000		1,587,750	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		515,200
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,681,750	(a)
Total Aerospace & Defense					4,371,825
Airlines — 1.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	375,794		387,067	(a)(b)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		153,464	(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	13

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	371,847		$386,721	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		10,538	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		918,925	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000		270,400	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	61,593		64,131
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	393,382		430,241	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,564,466
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	944,000		959,340	(a)(b)
Total Airlines					5,145,293
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	689,000		682,110	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		392,400	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	853,044	(a)
Total Building Products					1,927,554
Commercial Services & Supplies — 1.8%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000		1,691,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,300,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,170,000		1,164,150
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		515,200	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,440,000		1,483,200
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		483,750	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	890,000		938,950	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	210,000		221,550	(a)
Total Commercial Services & Supplies					7,798,300
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		689,150	(a)(b)
Odebrecht Finance Ltd.	6.000%	4/5/23	450,000		519,750	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,668,050	(a)(b)
PH Holding LLC, Secured Notes	9.750%	12/31/17	550,000		543,909	(c)(d)
Total Construction & Engineering					4,420,859
Electrical Equipment — 1.1%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	700,000		693,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		564,200	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		2,013,900	(a)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — continued
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	$1,513,581	(a)
Total Electrical Equipment					4,784,681
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		612,900	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		843,353	(a)(b)
Total Industrial Conglomerates					1,456,253
Machinery — 1.2%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		1,284,000	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		736,100	(a)(b)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	2,690,000		2,730,350	(a)(f)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	480,000		516,000	(a)
Total Machinery					5,266,450
Marine — 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	788,870		792,814
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	514,000		508,860
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,580,000		1,493,100	(b)
Total Marine					2,794,774
Professional Services — 0.6%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,692,140	(a)
Road & Rail — 1.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,603,923		1,599,913	(f)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,638,694	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	286,772	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		840,750	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,182,650	(b)
Total Road & Rail					5,548,779
Trading Companies & Distributors — 0.5%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	760,000		805,600	(a)(b)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	22,000		23,788	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	948,000		1,053,465	(a)(b)
Total Trading Companies & Distributors					1,882,853
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	910,000		718,900	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,531,399	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	15

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		$900,900	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000		1,697,400	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	100,000		103,500	(a)
Total Transportation					4,952,099
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		457,950	(a)
Total Industrials					53,499,810
Information Technology — 1.8%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	620,000		644,800	(a)
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,422,850	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	483,642	(a)
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		592,650
IT Services — 0.5%
First Data Corp., Secured Notes	8.250%	1/15/21	170,000		170,425	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	917,229		947,039
First Data Corp., Senior Notes	11.250%	3/31/16	340,000		337,450
First Data Corp., Senior Secured Notes	6.750%	11/1/20	670,000		678,375	(a)
Total IT Services					2,133,289
Semiconductors & Semiconductor Equipment — 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		622,318
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		567,100	(a)(b)
Total Semiconductors & Semiconductor Equipment					1,189,418
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	310,000		296,050	(a)
Total Information Technology					7,762,699
Materials — 12.3%
Chemicals — 1.3%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		1,007,925	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		717,704	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	984,972	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	519,700	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	$407,332	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		265,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	1,307,054	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	483,610	(a)
Total Chemicals					5,693,297
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		595,375	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,170,000		1,243,125	(a)
Total Construction Materials					1,838,500
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,371,229	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,166,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,653,124	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		694,650	(a)(b)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,255,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	540,000		558,900
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	850,000		867,850	(a)(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,376,550	(a)(b)
Total Containers & Packaging					10,944,078
Metals & Mining — 6.8%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		503,783
ArcelorMittal, Senior Notes	6.000%	3/1/21	760,000		759,867
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	2,290,000		2,258,146	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		503,302	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		501,075	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		254,005	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		2,044,937	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,053,759	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	850,000		871,250	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	450,000		455,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,150,800	(a)(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	17

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,060,000	$1,041,450	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000	1,253,700	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	480,000	405,600	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000	660,650	(a)(b)
Novelis Inc., Senior Notes	8.750%	12/15/20	90,000	101,250
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000	892,500	(a)(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	280,000	267,050	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000	536,625	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000	671,675	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000	416,977
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000	1,365,371	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	760,000	748,045
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000	388,500	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000	457,500	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	920,000	832,600
Thompson Creek Metals Co. Inc., Senoir Secured Notes	9.750%	12/1/17	750,000	783,750
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000	4,094,528	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000	1,017,581	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000	1,364,820	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000	870,255	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000	182,800	(a)
Total Metals & Mining				28,709,776
Paper & Forest Products — 1.2%
Ainsworth Lumber Co. Ltd., Senior Secured Notes	7.500%	12/15/17	230,000	237,763	(a)
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,060,000	1,131,550	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000	977,980
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000	243,530	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000	262,699
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000	487,300	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000	308,000	(a)(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000	494,534	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000	321,472	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000	662,400	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000	75,465	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000		$46,800
Total Paper & Forest Products					5,249,493
Total Materials					52,435,144
Telecommunication Services — 10.5%
Diversified Telecommunication Services — 7.1%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		287,154
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		1,255,410	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		410,640	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		277,095	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		386,480	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		981,000	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		246,100	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,064,000	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,700,000		1,808,375
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		256,415	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,320,000		1,440,450
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		449,000	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,015,000	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		717,600	(a)(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		552,500	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		664,800	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		398,612	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,414,349	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,869,704	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	598,305	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,332,979	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		442,449	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,579,438	(a)
West Corp., Senior Notes	8.625%	10/1/18	460,000		477,250	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		701,825
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,718,163	EUR	3,411,380	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,170,000		3,288,875
Total Diversified Telecommunication Services					30,327,185

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	19

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		$614,630	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,021,500	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	995,832	(a)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,100,000		1,167,375	(b)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		466,875	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,790,884	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	248,734	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,231,650	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,140,000		3,744,450	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,780,000		2,198,300	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	875,000		938,437
Total Wireless Telecommunication Services					14,418,667
Total Telecommunication Services					44,745,852
Utilities — 4.9%
Electric Utilities — 1.6%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	482,661		567,127	(b)
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,289,150
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		445,550	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	470,000		498,200
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		355,256
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	329,067		359,505	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,040,000		2,182,800	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		466,200	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	483,705		454,682	(b)‡
Total Electric Utilities					6,618,470
Gas Utilities — 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	770,000		854,700	(a)
Independent Power Producers & Energy Traders — 3.0%
AES Gener SA, Notes	5.250%	8/15/21	450,000		502,406	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000		675,200
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	162,000		180,630	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	891,000		997,920	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		846,136	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,390,000		1,421,275	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000		2,338,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000		537,600

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000	$963,500	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,360,000	1,421,200	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000	2,459,200	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,895	156,113
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	313,625
Total Independent Power Producers & Energy Traders				12,812,905
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000	519,470	(a)
Total Utilities				20,805,545
Total Corporate Bonds & Notes (Cost — $374,647,249)				396,351,134
Asset-Backed Securities — 0.3%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125	1	(a)(d)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.978%	3/18/29	425,000	365,253	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	200,000	174,549	(h)
Greenpoint Manufactured Housing, 1999-4 A2	3.711%	2/20/30	200,000	172,657	(h)
Greenpoint Manufactured Housing, 2001-2 IA2	3.719%	2/20/32	350,000	281,457	(h)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.714%	3/13/32	475,000	398,531	(h)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101	0	(a)(d)(e)(g)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974	0	(a)(d)(e)(g)
Total Asset-Backed Securities (Cost — $1,557,088)				1,392,448
Collateralized Senior Loans — 1.8%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.6%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	256,750	267,662	(j)
Equinox Fitness Clubs, 2nd Lien Term Loan	—	5/16/20	710,000	711,775	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,450,000	1,439,125	(j)
Total Consumer Discretionary				2,418,562
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	310,000	317,169	(j)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	540,000	531,948	(j)
Industrials — 0.3%
Machinery — 0.2%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	1,190,000	1,204,875	(j)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	21

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	120,253		$120,253	(d)(j)
Trico Shipping AS, New Term Loan B	—	5/13/14	211,724		211,724	(d)(k)
Total Marine					331,977
Total Industrials					1,536,852
Information Technology — 0.3%
IT Services — 0.3%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	680,000		673,200	(j)
First Data Corp., Extended Term Loan B	4.208%	3/23/18	636,236		607,152	(j)
Total Information Technology					1,280,352
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	489,007	(j)
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/24/20	540,000		541,350	(j)
Total Materials					1,030,357
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	684,194		701,299	(j)
Total Collateralized Senior Loans (Cost — $7,709,510)					7,816,539
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Hercules Inc. (Cost — $206,476)	6.500%	6/30/29	240,000		198,300
Sovereign Bonds — 24.7%
Argentina — 0.2%
Republic of Argentina	7.820%	12/31/33	847,486	EUR	601,800
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	64,193
Republic of Argentina, Senior Notes	8.750%	6/2/17	231,998		185,598
Total Argentina					851,591
Brazil — 2.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	559,847
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,633,000	BRL	6,690,059
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	703,000	BRL	344,064
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		3,810,527
Total Brazil					11,404,497
Chile — 0.6%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		390,005	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,092,862	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		870,187
Total Chile					2,353,054

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 1.3%
Republic of Colombia	11.750%	2/25/20	544,000		$883,456
Republic of Colombia	7.375%	9/18/37	2,392,000		3,744,676
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		457,050
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		659,103
Total Colombia					5,744,285
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	254,000		255,270	(a)(b)(h)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,085,000		1,090,425	(a)(h)
Total India					1,345,695
Indonesia — 3.0%
Republic of Indonesia, Notes	3.750%	4/25/22	2,090,000		2,251,975	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	6,290,000		7,414,338	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		202,331	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	3,111,000,000	IDR	438,065
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	9,912,000,000	IDR	1,517,778
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		231,625	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	3,821,000,000	IDR	561,174
Total Indonesia					12,617,286
Malaysia — 0.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	7,755,000	MYR	2,598,506
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	85,391
Total Malaysia					2,683,897
Mexico — 2.4%
Mexican Bonos, Bonds	8.000%	6/11/20	47,832,800	MXN	4,334,145
Mexican Bonos, Bonds	6.500%	6/9/22	5,498,900	MXN	458,773
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	1,116,219
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	940,873
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,680
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		168,144	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		432,720	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		2,030,900	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	770,000		882,420
Total Mexico					10,368,874
Panama — 0.4%
Republic of Panama	9.375%	4/1/29	975,000		1,669,687
Republic of Panama	6.700%	1/26/36	39,000		55,809
Total Panama					1,725,496
Peru — 2.0%
Republic of Peru	8.750%	11/21/33	2,644,000		4,652,118
Republic of Peru, Bonds	7.840%	8/12/20	3,692,000	PEN	1,781,580

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	23

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Peru — continued
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000	$1,589,302
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000	73,250
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000	340,456
Total Peru				8,436,706
Philippines — 0.5%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,640,000	2,091,000	(b)
Poland — 1.3%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000	2,081,225	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000	1,057,730	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000	2,465,296	(b)
Total Poland				5,604,251
Russia — 3.6%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000	516,436	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000	449,409	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000	373,555	(a)
Russian Federation	5.625%	4/4/42	4,600,000	5,727,000	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	6,381,738	8,124,590	(a)(l)
Total Russia				15,190,990
Turkey — 1.3%
Republic of Turkey, Notes	6.750%	5/30/40	812,000	1,123,605
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000	600,150
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,677,250
Total Turkey				5,401,005
Venezuela — 4.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	13,512,297	(a)(b)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	393,062
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,491,420	(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	910,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	376,863
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	226,800
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	2,470,500	(a)
Total Venezuela				19,380,942
Total Sovereign Bonds (Cost — $92,886,695)				105,199,569

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Security		Shares	Value
Common Stocks — 1.1%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		46,209	$92,418	*(c)(d)
Media — 0.3%
Charter Communications Inc., Class A Shares		15,345	1,087,193	*(b)
Total Consumer Discretionary			1,179,611
Financials — 0.4%
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.		57,513	2,018,068	(c)(d)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS		56,705	1,077,806	*(c)(d)
Horizon Lines Inc., Class A Shares		402,515	543,396	*
Total Industrials			1,621,202
Total Common Stocks (Cost — $5,034,047)			4,818,881

	Rate
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc. (Cost — $2,940,083)	7.500%	27,000	2,709,450
Preferred Stocks — 0.7%
Financials — 0.7%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%	19,384	479,560
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%	90,029	2,345,256	(h)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%	5,950	166,600	(h)
Total Preferred Stocks (Cost — $2,822,450)			2,991,416

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	25

Western Asset Global High Income Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	2,675	$81,922
Charter Communications Inc.	11/30/14	752	17,108	*
Nortek Inc.	12/7/14	1,301	6,505	*(c)(d)
SemGroup Corp.	11/30/14	3,390	47,290	*
Total Warrants (Cost — $101,017)			152,825
Total Investments — 122.5% (Cost — $487,904,615#)			521,630,562
Liabilities in Excess of Other Assets — (22.5)%			(95,774,093)
Total Net Assets — 100.0%			$425,856,469

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of November 30, 2012.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this loan is unfunded as of November 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(l)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
‡	Subsequent to November 30, 2012, the issuer filed for bankruptcy.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Global High Income Fund Inc.

Summary of Investments by Country†

United States	45.9%
Brazil	5.9
Mexico	5.4
Russia	4.8
Luxembourg	3.9
Venezuela	3.7
United Kingdom	3.4
Indonesia	2.9
Colombia	2.0
Germany	1.8
Peru	1.6
Netherlands	1.3
Ireland	1.3
Italy	1.2
Malaysia	1.2
Poland	1.1
Turkey	1.0
Chile	1.0
India	0.9
Spain	0.9
France	0.8
Australia	0.8
South Africa	0.7
Canada	0.7
Cayman Islands	0.6
Panama	0.6
Bermuda	0.5
Kazakhstan	0.5
Philippines	0.4
Norway	0.4
Qatar	0.3
United Arab Emirates	0.3
Argentina	0.3
Jersey	0.3
Marshall Islands	0.3
Belgium	0.3
Trinidad and Tobago	0.2
Mongolia	0.2
Czech Republic	0.2
China	0.2
Sweden	0.1
Singapore	0.1
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

November 30, 2012

Assets:
Investments, at value (Cost — $487,904,615)	$521,630,562
Foreign currency, at value (Cost — $647,826)	650,180
Cash	1,398,145
Interest receivable	9,764,582
Receivable for securities sold	2,234,398
Deposits with brokers for swap contracts	300,000
Unrealized appreciation on forward foreign currency contracts	35,625
Prepaid expenses	19,752
Other receivables	71,175
Total Assets	536,104,419

Liabilities:
Loan payable (Note 5)	100,000,000
Payable for open reverse repurchase agreements	5,451,830
Payable for securities purchased	2,406,407
Unrealized depreciation on forward foreign currency contracts	835,155
Swaps, at value (net premiums paid — $643,649)	560,273
Payable for open swap contracts	401,082
Investment management fee payable	348,661
Interest payable	62,857
Accrued foreign capital gains tax	62,682
Accrued expenses	119,003
Total Liabilities	110,247,950
Total Net Assets	$425,856,469

Net Assets:
Par value ($0.001 par value; 30,959,662 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$ 30,960
Paid-in capital in excess of par value	440,490,787
Undistributed net investment income	13,224,829
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(59,566,765)
Net unrealized appreciation on investments, swap contracts and foreign currencies	31,676,658
Total Net Assets	$425,856,469

Shares Outstanding	30,959,662

Net Asset Value	$13.76

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2012

Investment Income:
Interest	$20,257,832
Dividends	210,515
Less: Foreign taxes withheld	(25,871)
Total Investment Income	20,442,476

Expenses:
Investment management fee (Note 2)	2,230,320
Interest expense (Notes 3 and 5)	601,269
Custody fees	37,689
Audit and tax	36,836
Transfer agent fees	35,335
Excise tax (Note 1)	35,206
Directors’ fees	32,337
Shareholder reports	25,635
Legal fees	21,208
Stock exchange listing fees	12,380
Insurance	4,973
Miscellaneous expenses	4,970
Total Expenses	3,078,158
Less: Fee waivers and/or expense reimbursements (Note 2)	(131,195)
Net Expenses	2,946,963
Net Investment Income	17,495,513

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	391,244
Futures contracts	(27,587)
Written options	806,384
Swap contracts	(492,041)
Foreign currency transactions	1,380,474
Net Realized Gain	2,058,474
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	32,887,081
Futures contracts	61,954
Written options	43,161
Swap contracts	(1,582,368)
Foreign currencies	(3,719,916)
Change in Net Unrealized Appreciation (Depreciation)	27,689,912
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	29,748,386
Increase in Net Assets from Operations	$47,243,899

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended November 30, 2012 (unaudited) and the Year Ended May 31, 2012	November 30	May 31

Operations:
Net investment income	$ 17,495,513	$ 36,601,908
Net realized gain	2,058,474	4,528,276
Change in net unrealized appreciation (depreciation)	27,689,912	(30,611,590)
Increase in Net Assets From Operations	47,243,899	10,518,594

Distributions to Shareholders From (Note 1):
Net investment income	(17,845,567)	(35,490,043)
Decrease in Net Assets From Distributions to Shareholders	(17,845,567)	(35,490,043)

Fund Share Transactions:
Reinvestment of distributions (103,522 and 198,433 shares issued, respectively)	1,364,700	2,492,351
Increase in Net Assets From Fund Share Transactions	1,364,700	2,492,351
Increase (Decrease) in Net Assets	30,763,032	(22,479,098)

Net Assets:
Beginning of period	395,093,437	417,572,535
End of period*	$425,856,469	$395,093,437
* Includes undistributed net investment income of:	$13,224,829	$13,574,883

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 47,243,899
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(86,892,412)
Proceeds from sales of portfolio securities	93,081,744
Cash paid for purchased options	(336,303)
Net amortization of premium (accretion of discount)	314,132
Payment-in-kind	(617,765)
Increase in receivable for securities sold	(697,870)
Decrease in interest receivable	635,010
Decrease in principal paydown receivable	5,169
Decrease in prepaid expenses	7,440
Increase in other receivable	(22,646)
Decrease in cash collateral with brokers for futures contracts	160,000
Increase in cash collateral with brokers for swap contracts	(300,000)
Upfront premiums paid for swap contracts	(120,588)
Increase in payable for open swap contracts	258,271
Decrease in payable for securities purchased	(5,380,911)
Decrease in investment management fee payable	(1,231)
Decrease in interest payable	(68,285)
Decrease in accrued expenses	(46,877)
Decrease in premiums received from written options	(459,892)
Decrease in payable to broker — variation margin on open futures contracts	(8,414)
Net realized loss on investments	(391,244)
Change in unrealized appreciation of investments, written options, swap contracts and forward foreign currency contracts	(27,434,610)
Net Cash Provided by Operating Activities*	18,926,617

Cash Flows from Financing Activities
Distributions paid on common stock	(16,480,867)
Decrease in payable for reverse repurchase agreements	(7,168,047)
Net Cash Used in Financing Activities	(23,648,914)
Net Decrease in Cash	(4,722,297)
Cash at Beginning of Period	6,770,622
Cash at End of Period	$ 2,048,325
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 1,364,700

*  Included in operating expenses is cash of $669,554 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2012[1]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.80	$13.62	$12.08	$10.23	$13.36	$14.67

Income (loss) from operations:
Net investment income	0.56	1.19	1.19	1.06	0.87	0.89
Net realized and unrealized gain (loss)	0.98	(0.85)	1.47	1.83	(2.98)	(1.18)
Total income (loss) from operations	1.54	0.34	2.66	2.89	(2.11)	(0.29)

Less distributions from:
Net investment income	(0.58)	(1.16)	(1.12)	(1.04)	(1.02)	(1.02)
Total distributions	(0.58)	(1.16)	(1.12)	(1.04)	(1.02)	(1.02)

Net asset value, end of period	$13.76	$12.80	$13.62	$12.08	$10.23	$13.36

Market price, end of period	$13.77	$12.85	$13.38	$10.73	$8.83	$12.12
Total return, based on NAV[2,3]	12.20%	2.81%	22.75%	28.83%	(15.05)%	(1.84)%
Total return, based on Market Price[4]	11.93%	5.32%	36.14%	33.89%	(17.37)%	(6.91)%

Net assets, end of period (000s)	$425,856	$395,093	$417,573	$369,751	$313,209	$408,985

Ratios to average net assets:
Gross expenses	1.48%[5]	1.56%	1.59%	1.74%	3.14%	2.80%
Net expenses[6,7]	1.41 [5,8]	1.50 [8]	1.53 [8]	1.72 [8]	3.14	2.80 [8]
Net investment income	8.40 [5]	9.26	9.03	8.96	8.56	6.50

Portfolio turnover rate	17%	33%	75%	85%[9]	35%[9]	63%[9]

Supplemental Data:
Loans Outstanding, End of Period (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$525,856	$495,093	$517,572	$469,751	$413,209	$508,985
Asset Coverage for Loan Outstanding	526%	495%	518%	470%	413%	509%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	1.15%	1.10%	1.36%	1.36%	2.85%	4.87%

[1]	For the six months ended November 30, 2012 (unaudited).
[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.
[6]	Ratio includes commitment fees incurred on the line of credit, if any.
[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[8]	Reflects fee waivers and/or expense reimbursements.
[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 172%, 341% and 483% for the years ended May 31, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	33

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Notes to financial statements (unaudited) (cont’d)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$394,818,518	$1,532,616	$396,351,134
Asset-backed securities	—	1,392,448	—	1,392,448
Collateralized senior loans	—	7,816,539	—	7,816,539
Convertible bonds & notes	—	198,300	—	198,300
Sovereign bonds	—	105,199,569	—	105,199,569
Common stocks:
Consumer discretionary	$1,087,193	—	92,418	1,179,611
Financials	—	—	2,018,068	2,018,068
Industrials	543,396	—	1,077,806	1,621,202
Convertible preferred stocks	2,709,450	—	—	2,709,450
Preferred stocks	2,991,416	—	—	2,991,416
Warrants	—	146,320	6,505	152,825
Total investments	$7,331,455	$509,571,694	$4,727,413	$521,630,562
Other financial instruments:
Forward foreign currency contracts	—	$ 35,625	—	$ 35,625
Total	$7,331,455	$509,607,319	$4,727,413	$521,666,187

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$835,155	—	$835,155
Credit default swaps on credit indices — buy protection‡	—	560,273	—	560,273
Total	—	$1,395,428	—	$1,395,428

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Common Stocks	Warrants	Total
Balance as of May 31, 2012	$569,844	$92,418	$6,511	$668,773
Accrued premiums/discounts	5,138	—	—	5,138
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	16,471	465,217	(6)	481,682
Purchases	570,500	1,552,851	—	2,123,351
Sales	—	—	(0)	(0)
Transfers into Level 3[2]	370,663	1,077,806	—	1,448,469
Transfers out of Level 3	—	—	—	—
Balance as of November 30, 2012	$1,532,616	$3,188,292	$6,505	$4,727,413
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2012[1]	$16,471	$465,217	—	$481,688

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.
[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of

36	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

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The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the

38	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider

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credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

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Notes to financial statements (unaudited) (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

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(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the

42	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $1,395,428. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $300,000, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Under the recently

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	43

enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2012, there were $62,682 of accrued capital gains tax liabilities accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2013, which reduced the annual rate of that fee to 0.80%.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are

44	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements, if any.

During the six months ended November 30, 2012, fees waived and/or expenses reimbursed amounted to $131,195.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$86,892,412
Sales	93,081,744

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$49,134,004
Gross unrealized depreciation	(15,408,057)
Net unrealized appreciation	$33,725,947

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$7,625,563	0.61%	$12,619,876

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.75% during the six months ended November 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $23,463.

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At November 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD*	$5,451,830

*

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $5,953,955.

During the six months ended November 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2012	34,766,000	$459,892
Options written	87,512,400	346,492
Options bought back	(8,019,000)	(58,539)
Options exercised	—	—
Options expired	(114,259,400)	(747,845)
Written options, outstanding as of November 30, 2012	—	—

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty		Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.		305,581	$489,495	2/15/13	$ 2,299
Mexican Peso	Morgan Stanley & Co	.	50,397,085	3,870,472	2/15/13	33,326
						35,625
Contracts to Sell:
Euro	JPMorgan Chase		1,057,000	1,374,877	12/17/12	(26,674)
British Pound	Credit Suisse		1,583,000	2,535,729	2/15/13	(7,986)
British Pound	UBS AG		2,643,971	4,235,246	2/15/13	(3,516)
Euro	Citibank N.A.		125,000	162,690	2/15/13	(1,885)
Euro	Citibank N.A.		9,991,983	13,004,727	2/15/13	(267,347)
Euro	Credit Suisse		4,060,753	5,285,136	2/15/13	(105,970)
Euro	UBS AG		250,000	325,379	2/15/13	(7,379)
Euro	UBS AG		24,392,855	31,747,694	2/15/13	(394,338)
Polish Zloty	Citibank N.A.		1,742,895	548,867	2/15/13	(20,060)
						(835,155)
Net unrealized loss on open forward foreign currency contracts						$(799,530)

46	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$2,544,000	12/20/16	5.000% quarterly	$(59,215)	$61,157	$(120,372)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,440,000	12/20/16	5.000% quarterly	(33,518)	36,122	(69,640)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	2,880,000	12/20/16	5.000% quarterly	(67,036)	75,254	(142,290)
BNP Paribas (Markit CDX.NA.HY.18 Index)	7,078,500	6/20/17	5.000% quarterly	(85,277)	291,777	(377,054)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	8,019,000	6/20/17	5.000% quarterly	(96,608)	97,838	(194,446)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	11,979,000	6/20/17	5.000% quarterly	(144,314)	52,639	(196,953)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	3,593,700	6/20/17	5.000% quarterly	(43,295)	15,792	(59,087)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	2,574,000	6/20/17	5.000% quarterly	(31,010)	13,070	(44,080)
Total	$40,108,200			$(560,273)	$643,649	$(1,203,922)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	47

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2012.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$35,625

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Swap contracts[2]	—	$560,273	$ 560,273
Forward foreign currency contracts	$835,155	—	835,155
Total	$835,155	$560,273	$1,395,428

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(1,165,251)	$(1,165,251)
Written options	—	—	806,384	806,384
Futures contracts	$(27,587)	—	—	(27,587)
Swap contracts	—	—	(492,041)	(492,041)
Forward foreign currency contracts	—	$1,540,593	—	1,540,593
Total	$(27,587)	$1,540,593	$ (850,908)	$ 662,098

1     Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

48	Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 30,477	$ 30,477
Written options	—	—	43,161	43,161
Futures contracts	$61,954	—	—	61,954
Swap contracts	—	—	(1,582,368)	(1,582,368)
Forward foreign currency contracts	—	$(3,913,264)	—	(3,913,264)
Total	$61,954	$(3,913,264)	$(1,508,730)	$(5,360,040)

1     The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 214,610
Written options†	183,309
Forward foreign currency contracts (to buy)	8,182,699
Forward foreign currency contracts (to sell)	61,834,495
Futures contracts (to sell)†	7,192,393

Average Notional Balance
Credit default swap contracts (to buy protection)	$22,584,414

†   At November 30, 2012, there were no open positions held in this derivative.

5. Loan

At November 30, 2012, the Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000.

Unless renewed, this agreement terminates on May 16, 2013, but will renew everyday for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended November 30, 2012 was $577,806. For the six months ended November 30, 2012, the Fund did not incur a commitment fee. At November 30, 2012, the Fund had $100,000,000 of borrowings outstanding per this credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to

Western Asset Global High Income Fund Inc. 2012 Semi-Annual Report	49

the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2012, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 1.15%.

6. Distributions subsequent to November 30, 2012

On November 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.09625 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

7. Capital shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Capital loss carryforward

As of May 31, 2012, the Fund had the following net capital loss carryforwards remaining of:

Year of Expiration	Amount
No Expiration	$ (1,334,004)	*
5/31/2018	(58,931,135)
	$(60,265,139)

These amounts will be available to offset any future taxable capital gains.

*   Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

50	Western Asset Global High Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Global High Income Fund Inc.	51

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

52	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

Western Asset Global High Income Fund Inc.	53

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as

54	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance was ranked in the fourth quintile among the funds in the Performance Universe for the 1-year period ended June 30, 2012 and was worse than the Performance Universe median. The Fund’s performance was ranked in the fifth quintile among funds in the Performance Universe for the 3-year period ended June 30, 2012 and also was worse than the Performance Universe median for that period. The Fund’s performance for the 5-year period ended June 30, 2012, however, was ranked in the second quintile of the Performance Universe and was better than the Performance Universe median. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Board considered the Manager’s explanation for the Fund’s underperformance relative to the Performance Universe for the 1- and 3-year periods, including a portfolio underweight to large benchmark names in the 1-year period and a lower portfolio credit quality bias. The Fund’s performance relative to its benchmarks and in absolute terms was considered by the Board.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. At the Contract Renewal Meeting, the Manager, at the request of the Board, agreed to extend a voluntary Management Fee waiver initially implemented in 2010 through December 31, 2012. The Board also noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the

Western Asset Global High Income Fund Inc.	55

Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other funds classified by Lipper as leveraged high yield closed-end funds. The Expense Group funds had assets allocable to their common shares (“common share assets”) ranging from $161.2 million to $677.4 million. Three of the Expense Group funds were larger than the Fund and seven were smaller.

The Lipper Expense Information, comparing the contractual Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee and actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds), compared both on the basis of common share assets only and on the basis of both common share and leveraged assets, were ranked no lower than sixth among the funds in the Expense Group and, in each case, were at or better than the Expense Group median for that expense component. The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked third among the funds in the Expense Group on the basis of common share assets only and were better than the Expense Group median and were ranked third among the Expense Group funds on the basis of both common share and leveraged assets but were worse than the Expense Group median. The Board noted that the small size of the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds

56	Western Asset Global High Income Fund Inc.

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above, including the changes in the Fund’s portfolio management team, into consideration and subject to concerns discussed below regarding the profitability to the Manager in providing services to the Fund, the Board determined that, under the Fund’s circumstances, the Management Fee and the Sub-Advisory Fees reflected the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund increased by 2% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board noted, among other things, that the voluntary Management Fee waiver initially implemented during 2010 would remain in effect only until December 31, 2012.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow.

Western Asset Global High Income Fund Inc.	57

The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

58	Western Asset Global High Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 28, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted for	Votes Withheld
Leslie H. Gelb	26,943,783	719,628
William R. Hutchinson	27,002,344	661,067
R. Jay Gerken	27,068,615	594,796

At November 30, 2012, in addition to Leslie H. Gelb, William R. Hutchinson and R. Jay Gerken, the other Directors of the Fund were as follows:

Paolo M. Cucchi
Carol L. Colman
Daniel P. Cronin
Riordan Roett
Jeswald W. Salacuse

Western Asset Global High Income Fund Inc.	59

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be

60	Western Asset Global High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Global High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and
Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Global High Income Fund Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Wester Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane,
New York, NY 10038

WASX010654 1/13 SR12-1835

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)                                    INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 1, 2012, Christopher F. Kilpatrick became part of the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since September 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts
Christopher Kilpatrick	8 registered investment companies with $3.1 billion in total assets under management	None	None

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Christopher F. Kilpatrick	C

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)   Not applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Global High Income Fund Inc.

Date:	January 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Global High Income Fund Inc.

Date:	January 25, 2013